Exhibit 10.2

SECOND AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 4

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 4 (this “Amendment”) is made and entered into as of June 23, 2015 by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 4, dated as of June 9, 2015, as amended by that First Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 16, 2015 (as so amended, the “Lease”), pursuant to which Landlord leases to Tenant and Tenant leases from Landlord certain land and improvements, all as set forth in the Lease; and

WHEREAS, pursuant to the Lease, HPT TA Properties LLC leases to Tenant certain land and improvements having an address at 1600 West US Highway 20, Porter, Indiana 46304, as further described on Exhibit A-11 to the Lease (the “Porter Property”);

WHEREAS, as of the date of this Amendment, HPT TA Properties LLC has acquired from Tenant certain land and improvements located adjacent to the Porter Property (collectively, the “Additional Porter Property”); and

WHEREAS, Landlord and Tenant desire to amend the Lease to include the Additional Porter Property as part of the Porter Property demised thereunder;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Capitalized Terms.  Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease.

2.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.68 of the Lease is hereby deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Forty-Two Million Four Hundred Seventy-Six Thousand Nine Hundred Fifty-Five Dollars ($42,476,955), subject to adjustment as provided in Section 3.1.1(b).

3.                                      Exhibit A-11.  Exhibit A-11 to the Lease is hereby deleted in its entirety and replaced with Exhibit A-11 attached to this Amendment.

4.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC, a Delaware limited liability company (the “Guarantor”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantor hereby confirms that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantor hereby reaffirms the Guaranty.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to 2nd Amendment to Lease No. 4]

Exhibit A-ll 1441 and 1600 West US Highway 20 Porter, IN 46304 PARCEL 1: A PART OF THE SOUTHWEST QUARTER AND SOUTHEAST QUARTER OF SECTION 34, TOWNSHIP 37 NORTH, RANGE 6 WEST OF THE SECOND PRINCIPAL MERIDIAN, IN PORTER COUNTY, INDIANA, DESCRIBED AS FOLLOWS: COMMENCING AT A POINT 1528.4 FEET EAST OF AND 285.0 FEET NORTH OF THE SOUTHWEST CORNER OF SECTION 34, THENCE NORTH PARALLEL WITH THE WEST LINE OF THE SOUTHWEST QUARTER OF SECTION 34, 109.02 FEET, THENCE NORTHEASTERLY 1164.41 FEET ALONG AN ARC TO THE LEFT AND HAVING A RADIUS OF 5609.58 FEET AND SUBTENDED BY A LONG CHORD HAVING A BEARING OF NORTH 74 DEGREES 09 MINUTES 05 SECONDS EAST AND A LENGTH OF 1162.32 FEET TO A POINT ON THE EAST LINE OF SAID QUARTER SECTION, SAID POINT BEING 729.17 FEET NORTH OF THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF SECTION 34, THENCE NORTH ALONG THE EAST LINE OF SAID SOUTHWEST QUARTER 1070.83 FEET TO A POINT 1800.0 FEET NORTH OF THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF SECTION 34; THENCE SOUTH 89 DEGREES 13 MINUTES EAST PARALLEL WITH THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SECTION 34, A DISTANCE OF 335.0 FEET; THENCE NORTH 0 DEGREES 02 MINUTES EAST, PARALLEL WITH THE WEST LINE OF THE SOUTHEAST QUARTER OF SECTION 34, A DISTANCE 233.14 FEET TO THE POINT OF BEGINNING; THENCE NORTH 89 DEGREES 58 MINUTES WEST, A DISTANCE OF 628.56 FEET TO THE CURVED CENTERLINE OF U. S. ROUTE NO. 20; THENCE NORTHEASTERLY ALONG SAID CURVED CENTERLINE A DISTANCE OF 832.91 FEET TO THE POINT OF TANGENCY, CHORD OF SAID CURVE BEARS NORTH 46 DEGREES 08 MINUTES 00 SECONDS EAST, A DISTANCE OF 829.98 FEET; THENCE NORTH 37 DEGREES 50 MINUTES EAST, CONTINUING ALONG THE CENTERLINE OF U.S. ROUTE NO. 20, A DISTANCE OF 49.80 FEET; THENCE SOUTH 0 DEGREES 02 MINUTES WEST, PARALLEL WITH THE WEST LINE OF THE SOUTHEAST QUARTER, A DISTANCE 614.86 FEET TO THE POINT OF BEGINNING. PARCEL2: THAT PART OF THE SOUTHWEST 1/4 AND THE SOUTHEAST 1/4 OF SECTION 34, TOWNSHIP 37 NORTH, RANGE 6 WEST OF THE SECOND PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT A POINT 1528.4 FEET EAST OF AND 285.0 FEET NORTH OF THE SOUTHWEST CORNER OF SECTION 34 AFORESAID; THENCE NORTH PARALLEL WITH THE WEST LINE OF THE SOUTHWEST 1/4 OF SECTION 34, AFORESAID, 109.02 FEET FOR A POINT OF BEGINNING; THENCE NORTHEASTERLY 1164.41 FEET ALONG AN ARC TO THE LEFT AND HAVING A RADIUS OF 5609.58 FEET AND SUBTENDED BY A LONG CHORD HAVING A BEARING OF NORTH 74 DEGREES 09 MINUTES 05 SECONDS EAST AND A LENGTH OF 1162.32 FEET TO A POINT IN THE EAST LINE OF SAID 1/4 SECTION, SAID POINT BEING 729.17 FEET NORTH OF THE SOUTHEAST CORNER OF THE SOUTHWEST 114 OF SECTION 34, AFORESAID; THENCE NORTH ALONG THE EAST LINE OF SAID SOUTHWEST 1/4 1070.23 FEET TO A POINT 1800.00 FEET NORTH OF THE